ALTEGRIS MACRO STRATEGY FUND

Class A	Ticker: MCRAX
Class C	Ticker: MCRCX
Class I	Ticker: MCRIX
Class N	Ticker: MCRNX

(each a series of Northern Lights Fund Trust)

Supplement dated February 20, 2015 to the

Statement of Additional Information (“SAI”) dated July 29, 2014, as amended

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Effective February 20, 2015, Dr. Geoffrey Goodell and Pinaki Chatterjee, each of PhaseCapital LP, have been added as portfolio managers of the Altegris Macro Strategy Fund (the “Fund”). Dr. Goodell and Mr. Chatterjee, together with Matthew Osborne, Robert J. Murphy and Eric Bundonis, each of the Adviser, and John Tobin of J.P. Morgan Investment Management, are primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The section titled “Portfolio Managers” on page 50 is amended as follows:

•	The second sentence of the first paragraph is deleted and replaced with the following:

The Sub-Adviser portfolio managers are John Tobin, of J.P. Morgan Investment Management, Inc. and Dr. Geoffrey Goodell and Pinaki Chatterjee, each of PhaseCapital LP.

•	The following is added immediately following the table of information regarding John Tobin:
DR. GEOFFREY GOODELL (as of November 30, 2014)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$76	0	$0
Other Accounts	1	$48	0	$0

PINAKI CHATTERJEE (as of November 30, 2014)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$76	0	$0
Other Accounts	1	$48	0	$0

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The section titled “Compensation” on page 53 is amended by replacing the last sentence with the following:

For services as a Sub-Adviser’s portfolio manager to the Fund, John Tobin receives a base salary fixed from year to year and a variable performance bonus consisting of a discretionary bonus and restricted stock units from J.P. Morgan Investment Management. Dr. Geoffrey Goodell and Mr. Pinaki Chatterjee receive a base salary fixed from year to year and a discretionary bonus based on the overall success and profitability of the firm, which includes the performance of the Fund. Each of Dr. Goodell and Mr. Chatterjee have an equity interest in PhaseCapital LP and will receive compensation from that entity based upon the future profitability of PhaseCapital and its affiliates.

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On page 53, the table under the section titled “Ownership of Securities” is amended to include the following:

Altegris Macro Strategy Fund
Dr. Geoffrey Goodell	None
Pinaki Chatterjee	None

The information provided is as of February 20, 2015.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated July 29, 2014, as amended, and Statement of Additional Information (“SAI”), dated July 29, 2014, as amended. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.